UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                           Mpower Holding Corporation

         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                    0-32941                  52-2232143
          --------                    -------                  ----------
       (State or other              (Commission             (I.R.S. Employer
       jurisdiction of              File Number)            Identification No.)
       incorporation)

             175 Sully's Trail, Pittsford, NY                   14534
             --------------------------------                   -----
         (Address of principal executive offices)            (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550
                                                     --------------

                                       N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Exhibit Index Appears on page 4


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ITEM 2.02         Results of Operations and Financial Condition.

                  On October 29, 2004, Mpower Holding Corporation ("Mpower") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning it's results of operations for the fiscal quarter ended September 30, 2004.

                  This information is being furnished under Item 2.02 and this report and Exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of Mpower's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower cautions investors that certain statements contained herein and in the press release attached hereto as Exhibit
99.1 that state Mpower's and/or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results, including our projections with respect to our future operating performance, may differ materially from those projected as a result of risks and uncertainties including, but not limited to, future sales growth, changes in federal or state telecommunications regulations, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, the effect of regulatory decisions on our access charges and operating costs, changes in technology, price competition and other market conditions and risks detailed from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.



ITEM 9.01         Financial Statements and Exhibits

(a) None

(b) None

(c) Exhibits



Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Mpower Holding Corporation, dated
                  October 29, 2004



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2004                     MPOWER HOLDING CORPORATION



                                  By:      /s/ Russell I. Zuckerman
                                     ------------------------------------
                                  Name:    Russell I. Zuckerman
                                  Title:   Senior Vice President, General
                                           Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------

99.1              Press Release issued by Mpower Holding Corporation, dated
                  October 29, 2004.








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